             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549




                    FORM 8-K



                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest
Event Reported):                              March 8, 1995



            SECURITY NATIONAL FINANCIAL CORPORATION
      (Exact name of registrant as specified in this Charter)



    Utah               0-9341       87-0345941
(State or other     (Commission    (IRS Employer
jurisdiction of      File Number)   (Identification No.)
incorporation)



5300 South 360 West, Suite 310    Salt Lake City, Utah   84123
(Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, Including Area Code:  (801) 264-1060




                  Does Not Apply
(Former name or former address, if changed since last report)

ITEM 5.  Other Events

On March 8, 1995, Security National Financial Corporation (the "Company") was issued 97,800 shares of common stock (the "Shares") of Greer-Wilson Funeral Home, Inc. ("Greer-Wilson"), representing 97.8% of the total issued and outstanding shares of common stock of Greer-Wilson after the issuance of the Shares. In consideration for the issuance of the Shares, the Company agreed (i) to contribute $430,000 to Greer-Wilson for the payment of its accounts payable, including preneed deposits, or to assume payment of the accounts payable, and to pay, renegotiate, bring current or refinance Greer-Wilson's existing mortgage loan indebtedness; and (ii) to pay Page E. Greer, the former president and sole shareholder of Greer-Wilson and his wife, a licensed mortician, $6,000 per month over a ten year period for providing consulting services. The Company also loaned Mr. Greer and his wife the sum of $200,000 to be paid on March 8, 2005, together with interest thereon at the rate of seven percent (7%) per annum. This obligation is to be collateralized by a pledge of 2,200 shares of the Company's common stock which is held by Mr. Greer.

The Company plans to continue to operate Greer-Wilson as a funeral home and mortuary.

ITEM 7.  Financial Statements.

C.  Exhibits
     1.    Stock Issuance Agreement by and among Security
           National Financial Corporation, Greer-Wilson
           Funeral Home, Inc. and Page E. Greer (excluding related exhibits).

     2.    Promissory Note by and between Page E. Greer and
           Patricia R. Greer, as makers, and Security
           National Financial Corporation, as holder.

     3.    Pledge Agreement by and between Page E. Greer and
           Patricia R. Greer, as debtors, and Security
           National Financial Corporation, as secured party.

     4.    Option Agreement by and among Page E. Greer,
           Patricia R. Greer, Security National Financial
           Corporation and Greer-Wilson Funeral Home, Inc.

     5. Consultation and Noncompetition Agreement by and among Security National Financial Corporation,
           Greer-Wilson Funeral Home, Inc., Page E. Greer and Patricia R. Greer.

     6.    Guaranty by and among Security National Financial
           Corporation, Page E. Greer and Patricia R. Greer.

     7.    Irrevocable Stock Proxy by and among Security
           National Financial Corporation, Page E. Greer and
           Patricia R. Greer.


                     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


      SECURITY NATIONAL FINANCIAL CORPORATION
                   (Registrant)



Date:  April 19, 1995         By: Scott M. Quist
       --------------             ---------------
                                  First Vice President,
                                  General Counsel and
                                  Treasurer


                        Exhibit Index

                 Current Report on Form 8-K

           SECURITY NATIONAL FINANCIAL CORPORATION


Exhibit No.


   10.1  Stock Issuance Agreement by and among Security
         National Financial Corporation, Greer-Wilson Funeral
         Home, Inc. and Page E. Greer (excluding related exhibits).

   10.2  Promissory Note between Page E. Greer and Patricia
         R. Greer, as makers, and Security National Financial
         Corporation, as holder.

   10.3  Pledge Agreement by and between Page E. Greer and
         Patricia R. Greer, as debtors, and Security National
         Financial Corporation, as secured party.

   10.4  Option Agreement by and among Page E. Greer,
         Patricia R. Greer, Security National Financial
         Corporation and Greer-Wilson Funeral Home, Inc.

   10.5 Consultation and Noncompetition Agreement by and among Security National Financial Corporation,
         Greer-Wilson Funeral Home, Inc., Page E. Greer and
         Patricia R. Greer.

   10.6  Guaranty by and among Security National Financial
         Corporation, Page E. Greer and Patricia R. Greer.

   10.7  Irrevocable Stock Proxy by and among Security
         National Financial Corporation, Page E. Greer and
         Patricia R. Greer.


                  STOCK ISSUANCE AGREEMENT



                        by and among



           SECURITY NATIONAL FINANCIAL CORPORATION



                             and



               GREER-WILSON FUNERAL HOME, INC.
                      AND PAGE E. GREER





       Providing for the issuance of 97,800 shares of Common Stock of Greer-Wilson Funeral Home, Inc.






                        March 8, 1995


                      TABLE OF CONTENTS

RECITALS . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE I - THE TRANSACTIONS
  1.1    Issuance of Shares. . . . . . . . . . . . . . . . 1
  1.2    Agreement to Consummate transactions. . . . . . . 1
  1.3    Board of Director Approval. . . . . . . . . . . . 1
  1.4    Closing . . . . . . . . . . . . . . . . . . . . . 1
  1.5    Contribution of Capital . . . . . . . . . . . . . 2
  1.6    Issuance of Shares. . . . . . . . . . . . . . . . 2
  1.7    Condition Precedent to SNFC's Obligations . . . . 2
  1.8    Conditions Precedent to the Company's Obligations 2
  1.9    Consummation of Transactions. . . . . . . . . . . 2

ARTICLE II - REPRESENTATIONS AND WARRANTIES OF THE COMPANY

  2.1    Corporate Existence . . . . . . . . . . . . . .   2
  2.2    Subsidiaries. . . . . . . . . . . . . . . . . . . 2
  2.3    Capital Stock of Greer-Wilson Funeral Home. . . . 2
  2.4    Financial Statements by the Company . . . . . . . 2
  2.5    Timely Tax Filing . . . . . . . . . . . . . . . . 3
  2.6    Assets Free of Encumbrances . . . . . . . . . . . 3
  2.7    Litigation. . . . . . . . . . . . . . . . . . . . 3
  2.8    Corporate transactions. . . . . . . . . . . . . . 3
  2.9    No Contingent Liabilities . . . . . . . . . . . . 4
  2.10   Financial Condition . . . . . . . . . . . . . . . 4
  2.11   No Finders Fee. . . . . . . . . . . . . . . . . . 5
  2.12   Authority . . . . . . . . . . . . . . . . . . . . 5
  2.13   List of Contracts . . . . . . . . . . . . . . . . 5
  2.14   Collective Bargaining Agreements. . . . . . . . . 5
  2.15   Overtime, Back Wage, Vacation and
         Discrimination Claims . . . . . . . . . . . . . . 5
  2.16   Profit Share Arrangements, Bonuses. . . . . . . . 6
  2.17   Pension and Other Deferred Compensation . . . . . 6
  2.18   Benefit Claims. . . . . . . . . . . . . . . . . . 6
  2.19   No Discrimination . . . . . . . . . . . . . . . . 6
  2.20   Hazardous Waste in Environmental Matters. . . . . 6
  2.21   Change in Condition . . . . . . . . . . . . . . . 6
  2.22   Intellectual Property . . . . . . . . . . . . . . 7
  2.23   Employees . . . . . . . . . . . . . . . . . . . . 7
  2.24   Powers. . . . . . . . . . . . . . . . . . . . .   7
  2.25   Agreements. . . . . . . . . . . . . . . . . . . . 7
  2.26   No Misrepresentations . . . . . . . . . . . . . . 7
  2.27   Compliance with Laws. . . . . . . . . . . . . . . 7
  2.28   Licenses and Registrations. . . . . . . . . . . . 8
  2.29   Amended and Revised Articles, Bylaws, Officers
         and Directors, Minutes. . . . . . . . . . . . . . 8


ARTICLE III - COVENANTS OF THE COMPANY AND GREER

  3.1    Miscellaneous . . . . . . . . . . . . . . . . . . 8

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF SNFC

  4.1    Corporate Existence . . . . . . . . . . . . . . . 9
  4.2    Corporate Authority . . . . . . . . . . . . . . . 9
  4.3    Compliance. . . . . . . . . . . . . . . . . . . . 9
  4.4    Consents and Authorizations . . . . . . . . . . . 9
  4.5    10-K, 10-Q and 8-K Reports Filed with Securities
         and Exchange Commission . . . . . . . . . . . . . 9
  4.6    No Misrepresentations . . . . . . . . . . . . .  10
  4.7    Change in Condition . . . . . . . . . . . . . .  10
  4.8    Long Term Ability of SNFC to Meet Obligations .  10
  4.9    No Finder's Fee . . . . . . . . . . . . . . . .  10

ARTICLE V - COVENANTS OF SNFC

  5.1    Investigation of Financial Condition. . . . . .  10
  5.2    Cooperation with Respect to Filings . . . . . .  10

ARTICLE VI - CONDITIONS OF THE CLOSING - COMPANY

  6.1    Correct Representations . . . . . . . . . . . .  11
  6.2    Legal Opinion . . . . . . . . . . . . . . . . .  11
  6.3    Resignations. . . . . . . . . . . . . . . . . .  11
  6.4    Consultation and Noncompetition Agreement . . .  11

ARTICLE VII - CONDITIONS OF THE CLOSING - SNFC

  7.1    Correct Representations . . . . . . . . . . . .  12
  7.2    Legal Opinion . . . . . . . . . . . . . . . . .  12

ARTICLE VIII

  8.1    Consultation and Noncompetition Agreement . . .  12

ARTICLE IX -  INVESTMENT REPRESENTATIONS AND WARRANTIES OF
SNFC

  9.1    Accredited Investor . . . . . . . . . . . . . .  13
  9.2    Investment Knowledge. . . . . . . . . . . . . .  13
  9.3    Knowledge of Business Affairs . . . . . . . . .  13
  9.4    Investment Purpose. . . . . . . . . . . . . . .  13
  9.5    Restricted Shares . . . . . . . . . . . . . . .  13

ARTICLE X - STOCK PLEDGE IN EVENT OF DEFAULT BY COMPANY

  10.1   Pledge. . . . . . . . . . . . . . . . . . . . .  13
  10.2   Voting Rights . . . . . . . . . . . . . . . . .  14
  10.3   Dividends . . . . . . . . . . . . . . . . . . .  14
  10.4   Default . . . . . . . . . . . . . . . . . . . .  14
  10.5   Rights and Remedies . . . . . . . . . . . . . .  14

ARTICLE X - MISCELLANEOUS

  11.1   Right to Proceed. . . . . . . . . . . . . . . .  14
  11.2   Survival of Representations . . . . . . . . . .  14
  11.3   Indemnification by Greer and the Company. . . .  15
  11.4   Attorneys' Fees . . . . . . . . . . . . . . . .  15
  11.5   Governing Law . . . . . . . . . . . . . . . . .  15
  11.6   Severability. . . . . . . . . . . . . . . . . .  15
  11.7   Notices . . . . . . . . . . . . . . . . . . . .  15
  11.8   Agreement for the Benefit of the Parties. . . .  16
  11.9   Knowledge of Party. . . . . . . . . . . . . . .  16
  11.10  Headings. . . . . . . . . . . . . . . . . . . .  16
  11.11  Amendments. . . . . . . . . . . . . . . . . . .  16
  11.12  Counterparts. . . . . . . . . . . . . . . . . .  16
  11.13  Binding Agreement . . . . . . . . . . . . . . .  16

                 STOCK ISSUANCE AGREEMENT


THIS STOCK ISSUANCE AGREEMENT (the "Agreement") is made and entered into effective as of this 8th day of March, 1995, by and among Security National Financial Corporation, a Utah corporation ("SNFC"), Greer-Wilson Funeral Home, Inc., an Arizona corporation (the "Company") and Page E. Greer (hereinafter "Greer").

                     W I T N E S E T H:

WHEREAS, SNFC desires to receive from the Company, and the Company desires to issue to SNFC 97,800 newly issued and authorized shares of Common Stock of the Company, no par value (the "Shares"), representing after the issuance of such Shares 97.8% of the total issued and outstanding shares of Common Stock of the Company; and

WHEREAS, Page E. Greer is currently the President and a director of the Company;

NOW THEREFORE, in consideration of the premises and the mutual and dependent promises hereinafter contained, the parties hereto do represent, warrant, covenant and agree as follows:

                          ARTICLE I

                       THE TRANSACTION

  1.1   Issuance of Shares.
        ------------------
The Company agrees to issue and deliver to SNFC the shares upon the terms and conditions described in this Article.

  1.2   Agreement to Consummate Transactions.
        ------------------------------------
Subject to the terms and conditions of this Agreement, SNFC and the Company agree to consummate or cause to be consummated the transaction contemplated by Paragraphs 1.3 through 1.9 of this Agreement
(the "Transaction").

  1.3   Board of Director Approval.
        --------------------------
SNFC will submit to its Board of Directors for approval this Agreement at a meeting to be held on or before March 8, 1995, or on such later date as may be agreed to by the parties. This Agreement must be approved without condition by the Board of Directors of SNFC at such meeting as a condition precedent to SNFC's obligations under this Agreement.

  1.4   Closing.
        --------
The Closing with respect to the Transaction shall be held on March 8, 1995, at 4:00 p.m., local time at the offices of Farley, Robinson & Larsen, 100 West Clarendon, Suite 200, Phoenix, Arizona, or at such earlier or later time and such place as may be agreed upon by the parties, such time being referred to herein as "Closing."

  1.5   Contribution of Capital.
        -----------------------
In consideration for the issuance of the Shares to SNFC at the Closing, SNFC agrees (i) to contribute $430,000 to the Company for the payment of the accounts payable, including preneed deposits, as set forth in Schedule 1.5 hereof (the "Accounts Payable") or to assume payment of the Accounts Payable, and (ii) to pay, renegotiate, bring current or refinance the Company's existing mortgage loan indebtedness.

  1.6   Issuance of Shares.
        -------------------
The Company agrees to issue and deliver to SNFC the Shares consisting of 97,800 shares of the Company's Common Stock. At the Closing Date, the Company will deliver the stock certificate representing the the Shares to SNFC.

  1.7   Condition Precedent to SNFC's Obligations.
        ------------------------------------------
The Company shall furnish to SNFC a description of the real and personal properties owned by the Company.

  1.8   Conditions Precedent to the Company's Obligations.
        --------------------------------------------------
Prior to Closing, SNFC shall furnish to the Company the following:

         (a)  None.

  1.9   Consummation of Transaction.
        ----------------------------
If at the Closing no condition exists which would permit any of the parties to terminate the Agreemrent or a condition then exists and the party entitled to terminate because of that condition elects not to do so, then the Transaction shall be consummated on such date.

                         ARTICLE II

   REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND GREER

The Company and Greer represent, warrant and agree as follows:

  2.1   Corporate Existence.
        --------------------
The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona, having full corporate power and authority to own all its respective properties and to carry on its business as it is now being conducted.

  2.2   Subsidiaries.
        -------------
The Company has no subsidiaries or equity interest in other corporations except as set forth on Schedule 2.2.

  2.3   Capital Stock of Greer-Wilson Funeral Home.
        -------------------------------------------
The Company has an authorized capital stock consisting of 100,000 shares of common stock, no par value, of which 2,200 shares are issued and outstanding, fully paid and nonassessable. The Company does not have outstanding any options or warrants to purchase, or contracts to issue, or contracts or any other rights entitling anyone to acquire securities convertible into shares of its capital stock.

  2.4   Financial Statements by the Company.
        ------------------------------------
Attached hereto and incorporated herein by this reference as Exhibits A and B, respectively, is the Company's financial statements for the year ended March 31, 1994, and the Company's most current financial statement reflecting the period from April 1, 1994 to September 30, 1994 (the "Interim Statement"), including a balance sheet and statement of operations. To the best of Greer's and the Company's knowledge, the foregoing financial statements fairly reflect the condition of the Company as of the time of such statements, and shall not contain any materially false statements of fact or omit to state a fact necessary to make the statements set forth therein not misleading in light of the circumstances under which such statements are made.

  2.5   Timely Tax Filing.
        ------------------
In respect of these matters which materially affect the operations of the Company or the value of its assets, and to the best of Greer's and the Company's knowledge, the Company has filed all federal, state and local tax returns required to be filed by it and has paid all federal, state and local taxes required to be paid with respect to the periods covered by such returns, except for the property taxes that are due and owing on certain real property owned by the Company. Except for such unpaid personal and real property taxes, the Company is not delinquent in the payment of any tax assessment, or government charge, nor does the Company have any tax deficiencies proposed or assessed against it, and the Company has not executed any waiver of the statute of limitations on the assessment or collection of any tax.

  2.6   Assets Free of Encumbrances.
        ----------------------------
Except as set forth in Schedule 2.6, and to the extent that ownership of any of the following is material to the operations of the Company or the value of its assets, to the best of Greer's and the Company's knowledge, the Company owns free and clear of any lien, claim, charge, option or encumbrance all the property reflected in its September 30, 1994 balance sheet and the Interim Statement to be included as Exhibit B hereof and all the property acquired by it since such dates, except such property as has been disposed of by it in the ordinary course of business.

  2.7   Litigation.
        -----------
Except as set forth in Schedule 2.7 and Exhibit C, attached hereto and incorporated herein by this reference, there are no actions, suits or proceedings pending or, to the best of Greer's and the Company's knowledge, threatened against or affecting the Company, including any of its properties, or any aspect of its business, which may materially affect the operations of the Company or the value of its assets, and the Company is not charged with or, to the best of Greer's and the Company's knowledge, under investigation with respect to any violation of any provisions of any federal, state or local law or administrative rule or regulation.

  2.8   Corporate Transactions.
        -----------------------
Except for contracts referred to in Schedule 2.8 and Exhibit C hereto, to the best of Greer's and the Company's knowledge, the Company is not a party or subject to (i) any agreement with any officer, director, consultant or employee which is not terminable by it at a cost not in excess of one month's salary or wages, (ii) any contract or agreement with any labor union, (iii) any lease with respect to any property, real or personal, which is not terminable by it on not more than 30 days notice, (iv) any license agreement, whether as licensor or licensee, (v) any contract or agreement for the purchase of any commodity, material, or equipment not in the ordinary course of business, except such purchase orders for less than $500 each, such orders not exceeding $5,000 in the aggregate, (vi) any contract or agreement entered into otherwise than for the sale of its products in the ordinary course of business, (vii) any contract or agreement including an expenditure by the Company not in the ordinary course of business and more than $1,000,
(viii) any contract or agreement which is not terminable by it on not more than 90 days' notice, or (ix) any contract or agreement not assignable without the consent of some other person or party.

  2.9 No Contingent Liabilities.
      --------------------------
To the best of Greer's and the Company's knowledge, and to the extent the following may be material to the operations or value of assets of the Company, there are no liabilities of the Company contingent or otherwise, whether or not accrued or accruable and whether or not determined or determinable, other than liabilities which are reflected or for which an adequate reserve has been provided on the September 30, 1994 balance sheet and the Interim Statement of the Company as reflected in this Agreement and other than liabilities incurred by the Company in the ordinary course of business since such dates.

  2.10  Financial Condition.
        --------------------
Except as set forth in Schedule 2.10 and Exhibit C hereto, to the best of Greer's and the Company's knowledge, since the date of the Interim Statement there has not been:

  (a) Any material adverse change in the financial condition, assets, liabilities, business or operations of the Company other than changes in the ordinary course of its business, none of which has been materially adverse;

  (b) Any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting any property or the business of the Company;

  (c) Any declaration, setting aside, or payment of a dividend or other distribution in respect of the capital stock of the Company or other direct or indirect redemption, purchase or other acquisition of any of its stock;

  (d) Any increase in the rate of compensation payable or to become payable by the Company to any of its officers, employees or agents over the rates in effect other than general increases to personnel made in accordance with past practice;

  (e) Any disposition, mortgage, pledge, or subjection to any lien, claim, charge, option or encumbrance of any property or asset of the Company, any commitment or any liability incurred by the Company or any cancellation or compromise of any debt or claim of the Company, which would materially and adversely affect the properties or the business of the Company.

  (f) Any discharge or satisfaction by the Company of any lien, claim, charge, option or encumbrance or payment by it of any obligation or liability which was not incurred in the ordinary course of its business; or

  (g) Any waiver of any right of the Company of substantial value.

  2.11  No Finder's Fee.
        ----------------
Neither the Company nor Greer has employed any broker, finder or agent or incurred any brokerage commission, finder's fee or agency commission in connection with the Transaction contemplated by this Agreement.

  2.12  Authority.
        ----------
The Company has the full power and authority to carry out the terms of this Agreement and has taken all requisite action to authorize the execution and delivery of all documents that may be required to complete the Transaction. This Agreement has been duly executed and delivered by the Company and is enforceable against the Company in accordance with its terms.

  2.13  List of Contracts.
        -------------------
To the best of Greer's and the Company's knowledge, Schedule 2.13 and Exhibit C hereto contain a list of all material contracts (including a form of each kind of preneed contract), together with their expiration dates, to which the Company is a party. The Company and Greer have furnished to SNFC a list of all preneed contracts, including the name of each owner and the date of the contract.

  2.14  Collective Bargaining Agreements.
        ---------------------------------
The Company is not a party or bound by any collective bargaining agreement or other labor agreement with any bargaining agent
(exclusive or otherwise) of any of its employees.

  2.15 Overtime, Back Wage, Vacation and Discrimination Claims. -------------------------------------------------
- --------
Except as described in Schedule 2.15 and Exhibit C hereto, to the best of Greer's and the Company's knowledge, no present or former employee of the corporation has any claim against the Company (whether under federal or state law, under employment agreement, or otherwise) on account of or for (i) overtime pay, other than overtime pay done in the current payroll period; (ii) wages or salary for any period other than the current payroll period; (iii) any material violation of any statute, ordinance or regulation relating to minimum wages or maximum hours of work; (iv) vacation, personal, or sick pay; or, (v) wrongful termination of employment or breach of employment agreement. No person or party (including but not limited to governmental agencies of any kind) has filed, or to the knowledge of the Company, has threatened to file any claim against the Company under or rising out of any statute, ordinance or regulation relating to discrimination of employment or employment practices.

  2.16  Profit Share Arrangements, Bonuses.
        -----------------------------------
To the best of Greer's and the Company's knowledge, the Company is not a party to or obligated by any contract, agreement or undertaking by the terms of which any person, firm, corporation, business trust or other entity is or may be entitled to share in the gross receipts, earnings or profits of the Company.

  2.17  Pension and Other Deferred Compensation.
        ----------------------------------------
To the best of Greer's and the Company's knowledge, the Company has no pension or retirement income plan, contract or arrangement in force. The Company has no deferred compensation contracts or arrangements with any person or party whatsoever or any residual liability under any such plan.

  2.18  Benefit Claims.
        ---------------
To the best of Greer's and the Company's knowledge, no person has any material claim under which the Company has any material liability under any health, sickness, disability, medical, surgical, hospital, or similar benefit plan or arrangement maintained by the Company or to or by which the Company is obligated under any workmen's compensation or similar fully covered subject only to standard deductibles by insurance maintained with reputable financially responsible insurers licensed or permitted to do business in Arizona.

  2.19  No Discrimination.
        ------------------
To the best of Greer's and the Company's knowledge, the Company has not unlawfully discriminated with respect to any employee, contract holder, agent or other person.

  2.20  Hazardous Waste in Environmental Matters.
        -----------------------------------------
To the best of Greer's and the Company's knowledge, (a) no toxic or hazardous waste, substance, or material of any kind or nature has been stored at, disposed of, or is located in, on, or about the premises owned by the Company; (b) no toxic or hazardous waste substance or material of any kind has been buried or accumulated in, on, or about the premises or has been used in the Company's business. The premises are not contaminated by and do not contain any hazardous or toxic waste, substance or material, except those commonly used in mortuaries; (c) no permit is required from any environmental protection agency for the use or maintenance of the premises;
and (d) no notice of any kind has been received by the Company from any governmental authority alleging that the Company has failed to comply with any applicable law, ordinance, regulation, statute, rule or restriction relative to hazardous waste, substance, or material environmental matters pertaining to or affecting the premises or its businesses.

  2.21  Change in Condition.
        --------------------
Since September 30, 1994, except as set forth in Schedule 2.21 and Exhibit C hereto, there has been no change in the assets or liabilities or financial or business condition of the Company from that set forth in the most recent balance sheet except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse to the Company.
Since the date of the most recent balance sheet, the Company has not been adversely affected in any manner as a result of any fire, explosion, accident, flood, earthquake, strike, lock-out, labor dispute, confiscation, condemnation, eminent domain proceedings, or purchase of any property by governmental authority, whether covered by insurance or not.

  2.22  Intellectual Property.
        ----------------------
Schedule 2.22 and Exhibit C hereto disclose all known trade names and other intellectual property rights in which the Company has an interest and the nature of that interest and whether any interest is subject to the rights of any other person. The Company and Greer authorize SNFC with the right to continue to use the name of Greer, Greer-Wilson or Greer-Wilson Funeral Home.

  2.23  Employees.
        ----------
Schedule 2.23 contains the names and current annual compensation of each of the employees of the Company, any bonus or other form of compensation of such employees (whether paid, payable, or promised) for the immediately preceding fiscal year and the current fiscal year of the Company.

  2.24  Powers.
        -------
The Company has no outstanding Powers of Attorney which will not be revoked as of the Closing Date.

  2.25  Agreements.
        -----------
The Company has provided SNFC with copies of all material agreements, arrangements and commitments which, to the Company's knowledge, exist and to which the Company is a party or by which it is in any way affected or obligated (including a summary of material oral agreements). All the agreements are valid by their terms and in full force and effect and there is no existing default under them. All the agreements can be performed within the time and in accordance with the terms and conditions of those agreements. The Company has not waived any material right, made any compromise under any agreements nor is any party to the agreements indicated that it intends to cancel or terminate or to exercise or not exercise any options under any of the agreements.

  2.26  No Misrepresentations.
        ----------------------
Notwithstanding anything to the contrary in this Agreement, to the best of Greer's and the Company's knowledge, (i) all the representations and warranties under this Agreement and all exhibits and data provided by the Company are true and correct and fully present the matters set forth and none of them omit any material fact, or matter necessary to make the data provided or to not make the data misleading; and (ii) there is no matter known to Greer not disclosed in this Agreement or the exhibits thereto which would have a material adverse impact on the Company's business or future prospects.

  2.27  Compliance with Laws.
        ---------------------
To the best of Greer's and the Company's knowledge, the Company has complied with and is in compliance with, in all material respects, all federal, state and local laws and regulations and all foreign laws and regulations applicable to them, their properties and their business, the violation of which would have a material adverse effect on their business, properties, operations or financial condition.

  2.28  Licenses and Registrations.
        ---------------------------
To the best of Greer's and the Company's knowledge, the Company has all permits, governmental licenses, registrations, certifications and approvals (collectively "Approvals") necessary to carry on its business as required by law or the rules and regulations of any federal, state, county or local association, corporation or governmental agency, body, instrumentality or commission having jurisdiction over it, except for such approvals, the lack of which would not have a material adverse effect on the financial condition or the business of the Company.

  2.29  Amended and Revised Articles, Bylaws, Officers and
Directors, Minutes. --------------------------------------
- -------------------
The Company's Articles of Incorporation and Bylaws are in full force and effect in the form delivered to SNFC, and its current officers and directors are as set forth in Schedule 2.29. The minutes of meetings of the Board of Directors and shareholders of the Company as set forth in the respective minute books of the Company, which have been delivered to SNFC, accurately reflect the actions taken by such bodies on behalf of such entities.

                         ARTICLE III

             COVENANTS OF THE COMPANY AND GREER

  3.1   Miscellaneous.
        --------------
The Company and Greer covenant and agree that from and after September 30, 1994, the ending date of the Interim Statement, and until the Closing:

  (a) SNFC, through its own accountants, agents, attorneys and representatives, may make such investigation of the financial condition, properties, assets and business of the Company as it may deem advisable; such investigation shall not, however, affect the representations and warranties made by the Company and Greer herein. The Company will permit SNFC and its representatives to have reasonable access to the premises and to all the books and records of the Company, and the Company will furnish to SNFC such financial and operating data and other information with respect to the business and properties of the Company as SNFC may from time to time reasonably request;

  (b) The Company will carry on its business diligently and substantially in the same manner as heretofore;

  (c) The Company will not declare, set aside, pay, or make any dividend or other distribution in respect of its capital stock or make any direct or indirect redemption, purchase or other acquisition of any of its capital stock;

  (d) The Company will not issue or agree to issue any shares of its capital stock, except to SNFC as described herein;

  (e) Except as disclosed in Article II of this Agreement, including the Schedules thereto, the Company will not incur any liability or obligation, make any commitment or disbursement, acquire or dispose of any property or asset, make any contract or agreement, or engage in any transaction, except in the ordinary course of its business;

  (f) The Company will not subject itself to any lien, claim, charge, option or encumber any of its properties or assets other than in the ordinary course of business;

  (g) The Company will not amend its Articles of Incorporation or its Bylaws other than as requested by SNFC;
and

  (h) The Company will use its best efforts to preserve its business organization intact, to keep available its present employees, and to its present relationships with contract holders and others having business dealings with it.

                         ARTICLE IV

           REPRESENTATIONS AND WARRANTIES OF SNFC

  4.1   Corporate Existence.
        --------------------
SNFC is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah.

  4.2   Corporate Authority.
        --------------------
SNFC has the corporate power and authority to carry out the terms of the Agreement and have taken all requisite corporate action to authorize the execution and delivery of all documents that may be required to complete the Transaction. This Agreement has been duly executed and delivered by SNFC in accordance with its terms.

  4.3   Compliance.
        -----------
The execution and delivery of this Agreement and completion of the Transaction do not (and will not with notice or passage of time or both) violate the provisions of (a) the Articles of Incorporation or Bylaws of SNFC; (b) any contract that is material to the business of SNFC; or (c) any regulation or court order applicable to SNFC or any of its properties.

  4.4   Consents and Authorizations.
        ----------------------------
The execution and delivery of this Agreement and completion of the Transaction do not require SNFC (a) to obtain the consent or approval of any party to any contract to which SNFC is a party or by which SNFC or any of its properties is bound, or (b) to notify or obtain any permit, authorization or approval of any federal, state, local, or other governmental agency or body.

  4.5   10-K, 10-Q and 8-K Reports Filed with Securities and
Exchange Commission.----------------------------------------
- --------------------
Attached hereto and incorporated herein by this reference as Exhibits D, E and F, respectively, are the Company's latest and most current 10-K, 10-Q and 8-K Reports. SNFC warrants that the 10-K, 10-Q and 8-K Reports are true and correct copies of the latest 10-K, 10-Q and 8-K
Reports of SNFC filed with the Securities and Exchange
Commission.

  4.6   No Misrepresentations.
        ----------------------
SNFC warrants that all the representations and warranties under this Agreement and all exhibits and data provided by SNFC are true and correct and fully present the matters set forth and none of them omit any material fact, or matter necessary to make the data provided misleading.

  4.7   Change in Condition.
        --------------------
Except as set forth in Schedule 4.7 and the 10-Q and 8-K Reports attached hereto as Exhibits E and F, respectively, to the best of SNFC's knowledge, since September 30, 1994, there has not been any material adverse change in the financial condition, assets, liabilities, business or operations of SNFC other than changes in the ordinary course of its business, none of which has been materially adverse to SNFC.

  4.8   Long Term Ability of SNFC to Meet Obligations.
        ----------------------------------------------
To the best of SNFC's knowledge, there are no material liabilities of SNFC contingent or otherwise, whether or not accrued or accruable and whether or not determined or determinable, other than liabilities which are reflected in the Company's most recent balance sheet or for which an adequate reserve has been provided and other liabilities incurred by SNFC in the ordinary course of business which would materially affect the ability of SNFC to guarantee to remit the payments due Greer under the terms of the Consultation and Noncompetition Agreement of even date herewith for the next ten (10) years.

  4.9   No Finder's Fee.
        ----------------
SNFC has not employed any broker, finder or agent or incurred any brokerage commission, finder's fee or agency commission in connection with the Transaction contemplated by this Agreement.

                          ARTICLE V

                      COVENANTS OF SNFC

  5.1   Investigation of Financial Condition.
        -------------------------------------
The Company and Greer may, through their own accountants, agents, attorneys and representatives, ask such investigation of the financial condition, properties, assets and business of SNFC as they may deem advisable; such investigation shall not, however, affect the representations and warranties made by SNFC herein. SNFC will permit the Company and Greer to have access to the premises and to all the books and records of SNFC and it will furnish to the Company and Greer such financial and operating data and other information with respect to the business and properties of SNFC as the Company or Greer may from time to time reasonably request.

  5.2   Cooperation with Respect to Filings.
        ------------------------------------
SNFC agrees it will take all actions necessary and appropriate to acquire any requisite governmental approvals for the Transaction.
This action on the part of SNFC shall include cooperation with the management and agents of the Company in obtaining any requisite approvals.

                         ARTICLE VI

           CONDITIONS OF THE CLOSING - THE COMPANY

The obligations of SNFC under this Agreement are subject to the satisfaction at the Closing of each of the following conditions:

  6.1   Correct Representations.
        ------------------------
Each of the material representations, warranties, covenants and agreements of the Company set forth in this Agreement shall be substantially true and correct at and as of the Closing as if it had been made at and as of such time, and SNFC shall have received a certificate to such effect.

  6.2   Legal Opinion.
        --------------
SNFC shall have received the opinion of Farley, Robinson & Larsen, counsel for the Company, dated the same day as the Closing, to the effect that:

  (a) The Company has 2,200 shares outstanding and has full power and authority to issue the 97,800 Shares which will represent 97.8% of all shares of common stock issued and outstanding following the issuance of such Shares.

  (b) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona and has full corporate power and authority to own all its properties and to carry on its business as it is now being conducted;

  (c) This Agreement has been duly authorized and validly executed and delivered by the Company, constitutes its binding agreement and is enforceable against the Company in accordance with its terms (except as limited by the laws affecting generally the rights of creditors);

  (d) So far as is known to such counsel, all consents or authorizations of any governmental authority or other person required as a condition precedent to the consummation of the Transaction contemplated hereby have been obtained;

  (e) So far as is known to such counsel, and except as set forth in Schedule 6.2, attached hereto, there are no actions, suits, or proceedings pending or threatened against or affecting the corporation, any of its properties or any aspect of its business, and the Company is not charged with, or under investigation with respect to, any violation of any provisions of any federal, state or local law or administrative rule or regulation.

  6.3   Resignations.
        -------------
SNFC shall have received the resignations of such officers and directors of the Company as it may request.

  6.4   Consultation and Noncompetition Agreement.
        ------------------------------------------
SNFC shall have received the signature called for on the Consultation and Noncompetition Agreement (attached as Exhibit
G).

                         ARTICLE VII

              CONDITIONS OF THE CLOSING - SNFC

  7.1   Correct Representations.
        ------------------------
Each of the material representations, warranties, covenants and agreements of SNFC contained in this Agreement shall be true and correct at and as of the closing as if it had been made at such time.

  7.2   Legal opinion.
        --------------
The Company shall have received the opinion of Mackey Price and Williams, counsel for SNFC, dated the same day as the Closing, to the effect that:

  (a) SNFC is duly organized, validly existing and in good standing under the laws of the State of Utah and has full corporate power and authority to own all its properties and to carry on its business as it is now being conducted;

  (b) This Agreement has been duly authorized and validly executed and delivered by SNFC, constitutes its binding agreement and is enforceable against SNFC in accordance with its terms (except as limited by the laws affecting generally the rights of creditors);

  (c) All proceedings required by law or by the provisions of this Agreement to be taken by SNFC in connection with the Transaction contemplated hereby have been duly and validly taken;

  (d) So far as is known to such counsel, all consents or authorizations of any governmental authority or other person required as a condition precedent to the consummation of the Transaction contemplated hereby have been obtained;

  (e) So far as is known to such counsel, there are no actions, suits, or proceedings pending or threatened against or affecting SNFC, are not charged with, or under investigation with respect to, any violation of any provisions of any federal, state or local law or administrative rule or regulation that would have a material impact on the performance of SNFC's obligations hereunder.

                        ARTICLE VIII

  8.1   Consultation and Noncompetition Agreement.
        ------------------------------------------
At the Closing, SNFC, the Company and Page E. Greer and Patricia R. Greer will enter into a Consultation and Noncompetition
Agreement in the form attached hereto as Exhibit G.

                         ARTICLE IX

      INVESTMENT REPRESENTATIONS AND WARRANTIES OF SNFC

SNFC represents and warrants to the Company and Greer as follows:

  9.1   Accredited Investor.
        --------------------
SNFC is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "Securities Act") and was not organized for the specific purpose of acquiring the Shares;

  9.2   Investment Knowledge.
        ---------------------
SNFC has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development and type of business so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof;

  9.3   Knowledge of Business Affairs.
        ------------------------------
SNFC has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management;

  9.4   Investment Purpose.
        --------------------
The Shares being purchased by it are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof; and

  9.5   Restricted Shares.
        ------------------
SNFC understands that (i) the Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to
Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act, (ii) the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Shares will bear a legend to such effect, and (iv) the Company will make a notation on its transfer books to such effect.

                          ARTICLE X

          STOCK PLEDGE IN EVENT OF DEFAULT BY SNFC

  10.1  Pledge.
        -------
SNFC hereby pledges 97,800 Shares, or 97.8% of the issued and outstanding shares of Common Stock of the Company after the issuance of such Shares, represented by Certificate No. 2, duly endorsed and transferred on the books of the Company, as a security interest to secure the performance and payment of all obligations of the Company to the Consultant, however and whenever incurred. The Shares pledged thereunder shall be released in proportion to the payments received under the Consultation and Noncompetition
Agreement in the same ratio that such payments received bear to the total payments to be made thereunder.

  10.2  Voting Rights.
        --------------
Provided the Company is not in default in the performance of any terms of the Consultation and Noncompetition Agreement, SNFC shall retain all voting rights of the pledged shares. The Consultant may only vote the stock in the event of a default and only during such period of default.

  10.3  Dividends.
        ----------
All amounts received by SNFC as dividends on the pledged shares shall be retained by SNFC unless the Company shall be in default in the performance of any terms of the Consultation and Noncompetition Agreement. In the event of such default and only during such period of default, all dividends on the pledged shares shall be applied toward the payment of the obligations of the Company to the Consultant under the Consultant and Noncompetition Agreement.

  10.4  Default.
        ---------
The Company shall be in default under this Agreement upon failure by it to either perform or render payment as set forth in this Agreement and in the event of: (i) dissolution, termination of existence, insolvency, business failure, appointment of receiver of any part of the property of the Company, assignment for the benefit of creditors, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against the Company; (ii) a sale, assignment, transfer, pledge or other disposition of the shares pledged herein by SNFC without the prior written consent of the Consultant first having been obtained, which consent shall not be unreasonably withheld.

  10.5  Rights and Remedies.
        --------------------
All rights and remedies of the Consultant hereunder are cumulative. Upon the happening of any default, the Consultant's rights and remedies with respect to the stock shall be those of a secured party under the Arizona Uniform Commercial Code and under any other applicable law as the same may from time to time be in effect, in addition to those rights granted herein and in any other agreement now or hereafter in effect between the Company, SNFC and the Consultant with respect to the subject matter hereof.
The Company and SNFC agree to pay all reasonable costs and expenses incurred by the Consultant in enforcing this Agreement and in realizing upon the stock, including reasonable attorney's fees.

                         ARTICLE XI

                        MISCELLANEOUS

  11.1  Right to Proceed.
        -----------------
Anything in this Agreement to the contrary notwithstanding, if any one or more of the conditions specified in Article VI hereof have not been satisfied, SNFC shall have the right, in addition to any other right which may be available, nevertheless to proceed with the Transaction;
and if the conditions specified in Article VII hereof have not been satisfied, the Company shall have the right, in addition to any other right which may be available to it, nevertheless to proceed with the Transaction.

  11.2  Survival of Representations.
        ----------------------------
The Company, SNFC and Greer agree that the representations, warranties and agreements herein contained shall survive the consummation of the Transaction contemplated hereby.

  11.3  Indemnification by Greer and the Company.
        -----------------------------------------
Subject to Articles IV and IX hereof with respect to representations and warranties, the Company and Greer hereby agree to indemnify
SNFC and to hold it harmless for a period of one year from the date of Closing against and in respect of any and all claims, liabilities, losses, damages, costs and expenses resulting from any misrepresentation, breach of warranty, or non-fulfillment of any obligation on the part of Greer and the Company under this Agreement or from any misrepresentation in or omission from any certificate.

  11.4 Attorneys' Fees.
       ----------------
If any party to this Agreement breaches any of its provisions, that party shall pay all costs, including reasonable attorney's fees and court costs, which may be required to enforce the terms, conditions, and covenants of this Agreement or which may be caused to be incurred by the breach of this Agreement, whether or not legal action is commenced.

  11.5 Governing Law.
       ---------------
This Agreement shall be construed in accordance with the laws of the State of Arizona.

  11.6  Severability.
        -------------
In the event any term, condition or provision of this Agreement is determined to be illegal, invalid or unlawful by any governmental agency or Court having jurisdiction hereof, any such illegal, invalid or unlawful term, condition or provision shall not affect the remaining terms, conditions and provisions of this Agreement, and the remaining terms, conditions, and provisions of this Agreement shall remain in full force and effect.

  11.7  Notices.
        --------
Any notice required or permitted to be given hereunder shall be deemed duly given if sent by registered mail, postage prepaid, addressed as follows:

  (a)     If to the Company or Greer to:

                  Page E. Greer
                  APD0 321
                  San Carlos, Sonora Mexico 85506

  With a copy to:

                  Gregory A. Robinson, Esq.
                  Farley, Robinson & Larsen
                  100 West Clarendon, Suite 200
                  Phoenix, Arizona 85013

  (b)    If to SNFC to:

                  Security National Financial Corporation
                  5300 South 360 West, Suite 310
                  Salt Lake City, Utah 84123
                  Attn:  Scott M. Quist, First Vice
                  President, General Counsel and Treasurer

  With a copy to:

                  Randall A. Mackey, Esq.
                  Mackey Price & Williams
                  170 South Main, Suite 900
                  Salt Lake City, Utah  84101

or at such other address as may be furnished in writing by any such person.

  11.8  Agreement for the Benefit of the Parties

This Agreement is intended to be solely for the benefit of the parties thereto and shall not be deemed to confer any rights upon or obligate any of the parties to any third persons.

  11.9  Knowledge of Party.
        --------------------
Any representation or warranty herein contained made by or on behalf of a party to the knowledge of such party shall be deemed to mean and include the knowledge, actual or constructive, after making reasonable inquiry into the matter.

  11.10 Headings.
        ----------
The descriptive headings of the several Articles, Sections and Paragraphs of this Agreement are inserted for convenience only and do not constitute a part of the Agreement.

  11.11 Amendments.
        -----------
Any and all amendments to this Agreement must be in writing and executed by all of the parties hereto.

  11.12 Counterparts.
        --------------
This Agreement may be executed in several counterparts, each of which shall constitute one and the same Agreement.

  11.13 Binding Agreement.
        ------------------
This Agreement shall be binding upon and shall inure to the benefit of the Company and SNFC and their successors in interest.

IN WITNESS WHEREOF, the parties to this Agreement have duly executed it as of the day and year first above written.

                  SECURITY NATIONAL FINANCIAL CORPORATION, a Utah corporation



                  By:
                  Title:



                  GREER-WILSON FUNERAL HOME, INC.,
                  an Arizona corporation



                  By:
                  Title:






                  Page E. Greer

          CONSULTATION AND NONCOMPETITION AGREEMENT
          -----------------------------------------

IN CONSIDERATION OF THE COVENANTS AND AGREEMENTS HEREINAFTER CONTAINED, Security National Financial Corporation, a Utah corporation (hereinafter referred to as "SNFC"), Greer-Wilson Funeral Home, Inc., an Arizona corporation (hereinafter referred to as the "Company") and Page E. Greer and Patricia
R. Greer, individual residents of Sonora, Mexico (hereinafter collectively referred to as the "Consultant"), agree as follows:

                          RECITALS
                          --------
The parties agree to the following representations which are the agreed basis for this agreement (the "Agreement"):

A. Consultant, Page E. Greer, has been the President and a director of the Company, and Consultant, Patricia R. Greer has been a licensed mortician in the Company, and the Company has been directly or indirectly involved in funerary arrangements, mortuary ownership and operation, preneed sales and operation of preneed companies, and other matters, directly or indirectly, related to the mortuary business.

B. SNFC has been involved in the same business as the Company in which the Consultant was a key party.

C.  SNFC, in order to protect its investment in the acquired
Company, to assure itself of the availability of the Consultant's expertise and knowledge of past operations, and to encourage it to go forward with the new capital infusion of the Company, negotiated for this Consultation and Noncompetition Agreement.

NOW THEREFORE, in consideration of the mutual covenants and conditions set forth herein and other good and valuable consideration, the parties hereby agree as follows:

1.  TERM
    ----
This Agreement shall continue in full force and effect for ten
(10) years. Payments shall be made to the Consultant, Page E. Greer, so long as he shall live (but not to exceed ten (10) years), and thereafter be made to his wife, Patricia R. Greer, who is a licensed mortician and is similarly experienced in the funeral home business, if she shall survive him and thereafter to his or her estate but not longer than ten (10) years from the date of this Agreement as further defined in paragraph 2.1.

2.  CONSULTATION
    ------------
      2.1 The Consultant, at the specific request of the Company, shall, upon request, provide consulting in relation to the Company's businesses, activities and funerals. Such consultation time shall not exceed more than twenty (20) hours per month. If the Consultant furnishes services in excess of twenty (20) hours per month, the excess shall be a credit against time due in any subsequent month. The Consultant need not furnish any consultation unless specifically requested by the Company and that a physical or mental inability to render such consultation shall not affect the payments hereunder and the same shall continue regardless of physical or mental disability. The consultation payments shall be made for the full term regardless of whether or not the Consultant is alive or able to perform such consultation duties. The consultation and noncompetition payments are specifically related to the full term in order to assure the Consultant of a lifetime and term income even though the primary services will be completed within a few years from the date of this Agreement.

      2.2  Proprietary Information and Intellectual Property.
           --------------------------------------------------
The Company shall be the owner of all products and proceeds of the Consultant's services, including all ideas, concepts, formats, suggestions, and other intellectual properties that the Consultant may acquire, obtain or develop in connection with his past employment by the Company, and his present engagement by the Company. Further, the Consultant shall, upon reasonable request, execute all assignments, certificates or other instruments reasonably requested to evidence, establish or maintain or perfect any intellectual property or proprietary information.

3.  PAYMENT FOR CONSULTATION
    ------------------------
Payment for consultation shall commence on the 1st day of April, 1995, and continue monthly thereafter, at the rate of $6,000.00 per month for the full term of this Agreement. If the Consultant has not developed sufficient credits for past services and, being in good health or otherwise excused as above provided, refuses to perform under the minimum monthly consultation required under this Agreement, then the Company may withhold payment for the next month, but such failure does not terminate this Agreement and the requirements hereof continue in subsequent months. Such lapse shall serve to extend the ten (10) year period.

4.  COVENANT NOT TO COMPETE
    -----------------------
      4.1  Covenant.
           ---------
The Consultant hereby agrees that he will not directly or indirectly compete (as defined in Section 4.2 below) with the Company during the term of this Agreement from the effective date hereof and for a period of five (5) years from the date this Agreement is terminated in any geographic area in which the Company does or has done business.

      4.2  Direct and Indirect Competition.
           --------------------------------
As used herein, the phrase "directly or indirectly compete" shall include owning, managing, operating, or controlling, or participating in the ownership, management, operation, or control of, or being connected with or having any interest in, as a stockholder, director, officer, employee, agent, consultant, assistant, advisor, sole proprietor, partner or otherwise
(whether the Consultant is compensated or uncompensated or whether the nature of the relationship is formal or informal), any business (other than the Company's) which is the same as, or similar to, or competitive with any business conducted or to be conducted by the Company or any of the Company's subsidiaries, or inducing employees of the Company to leave the Company's employ, or soliciting or attempting to solicit the business of any past, present or potential customer of the Company; provided however, that this prohibition shall not apply to ownership of less than one percent (1%) of the voting stock in companies whose stock is traded on a national securities exchange or in the over-the-counter market.

      4.3  Enforceability.
           ---------------
If any of the provisions of this Section 4 is held unenforceable, the remaining provisions shall nevertheless remain enforceable, and the court making such determination shall modify, among other things, the scope, duration, or geographic area of this Section to preserve the enforceability hereof to the maximum extent then permitted by law.

5.  CONFIDENTIAL INFORMATION
    ------------------------
      5.1  Confidential Relationship.
           --------------------------
The Consultant recognizes that the Company now possesses or will posses information of a confidential or secret nature which has commercial value in the business in which the Company is engaged (hereinafter referred to as "Confidential Information"). Confidential Information for this purpose includes but is not limited to trade secrets, processes, formulas, computer programs, data, know-how, inventions, improvements, techniques, marketing plans, product plans, strategies, forecasts, price lists, vendor lists, financial reports, information pertaining to production capacity, and customer lists, whether belonging to the Company or to any of its customers or suppliers. The Consultant acknowledges that his employment with the Company creates a relationship of trust and confidence between him and the Company with respect to the Confidential Information that he may learn or develop during the period of this employment with the Company.

      5.2  Ownership and Assignment.
           --------------------------
The Consultant agrees that all Confidential Information is the sole property of the Company and its assigns. The Consultant will promptly disclose all Confidential Information to the Company upon request, and hereby assigns to the Company any rights which he may have or which he may acquire in any Confidential Information.

      5.3  Obligation Not to Disclose.
           ---------------------------
At all times, both while engaged by the Company and after the termination of this Agreement, the Consultant will keep in strict confidence all Confidential Information and agrees not to use or disclose any Confidential Information or anything relating to it in whole or in part, nor permit others to disclose or use it in any way, without the prior written consent of the Company, except as may be necessary in the ordinary course of performing duties as a consultant of the Company.

      5.4  Obligations Upon Termination of Employment.
           -------------------------------------------
Upon termination of the Consultant's duties as a Consultant under
Section 2, the Consultant agrees to promptly deliver to the Company all materials, documents, data, equipment, and other physical property of any nature containing or pertaining to any Confidential Information, and further agrees that he will not take from the Company's premises any such material or equipment or any reproduction thereof.

6.  PAYMENTS FOR NONCOMPETITION
    ---------------------------
Payments for noncompetition and ancillary restraints commence on April 1, 1995, and continue monthly at the rate of $1,000.00 per month, for the full 120 consecutive months.

7.  NOTICES AND PAYMENTS
    --------------------
All notices and payments shall be delivered to the following entities or persons at the following addresses, by placing the same in the United States mail, postage prepaid, and delivery shall be deemed complete three (3) days after posting. Notices delivered other than by mail shall be effective on the date of delivery.

      IF TO THE COMPANY:

            Security National Financial Corporation
            5300 South 360 West, Suite 310
            Salt Lake City, UT 84123
            Attn:  Scott M. Quist, First Vice
            President and General Counsel

      With a copy to:

            Randall A. Mackey, Esq.
            Mackey Price & Williams
            170 South Main Street, Suite 900
            Salt Lake City, UT 84101

      IF TO GREER/CONSULTANT:

            Page E. Greer and Patricia R. Greer
            APDO 321
            San Carlos, Sonora Mexico

      With a copy to:

            Gregory A. Robinson, Esq.
            100 West Clarendon, Suite 200
            Phoenix, Arizona 85013

8.  MISCELLANEOUS
    -------------
      8.1  Assignment.
           -----------
This Agreement may be assigned (including any assignment by merger, consolidation, transfer of assets, operation of law or otherwise) by the Company and shall inure to the benefit of and be binding upon the successors and assigns of the Company, as applicable, provided, however, such assignment shall not expand the obligations of the Consultant hereunder. The duties of the Consultant in relation to consultation and noncompetition are personal and therefore may not be assigned or delegated to any other party, but payments required under this Agreement may be assigned or pledged at the discretion of the Consultant.

      8.2  Counterparts.
           -------------
This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

      8.3  Governing Law.
           --------------
This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.

      8.4  Severability.
           -------------
In the event any term, condition or provision of this Agreement is determined to be illegal, invalid or unlawful by any governmental agency or Court having jurisdiction hereof, any such illegal, invalid or unlawful term, condition or provision shall not affect the remaining terms, conditions and provisions of this Agreement, and the remaining terms, conditions, and provisions of this Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of this 8th day of March, 1995.

SECURITY NATIONAL FINANCIAL CORPORATION            GREER-WILSON
a Utah corporation                                 FUNERAL HOME, INC.
                                                   an Arizona corporation


By:                                                By:
Title:                                             Title:


                                                   CONSULTANT



                                                   Page E. Greer



                                                   Patricia R. Greer

                       PROMISSORY NOTE


$200,000                              Phoenix, Arizona
                                      March 8, 1995


FOR VALUE RECEIVED, the undersigned, PAGE E. GREER and PATRICIA R. GREER, husband and wife, (hereinafter referred to as "Makers") promise to pay to the order of SECURITY NATIONAL FINANCIAL CORPORATION, a Utah corporation (hereinafter referred to as "Holder"), or order to 5300 South 360 West, Suite 310, Salt Lake City, Utah 84123, the principal sum of Two Hundred Thousand Dollars $200,000.00) due in full ten (10) years from the date hereof together with interest on the face amount of this note at the rate of seven percent (7%) per annum.

Default shall occur if proper payment is not received by Holder within fifteen (15) days of the due date of any obligation contained herein. Default shall also occur in the event of assignment for the benefit of creditors or application for the involuntary petition in bankruptcy by or against Makers. Upon occurrence of any of the foregoing, Holder or any holder hereof, may declare this Note immediately due and payable and the then unpaid principal balance plus interest thereon as set forth above at default, shall be due and payable in full.

This note may be prepaid in full or in part without penalty at any time and is secured by a pledge of Maker's 2,200 shares of common stock of GREER-WILSON FUNERAL HOME, INC., an Arizona corporation, as evidenced by Stock Certificate No. 1. The principal and interest are payable in lawful money of the United States of America. This note is a non-recourse note.

All exemption rights and laws affecting the full collection of this Note are hereby waived. It is expressly agreed that failure of Holder or any holder hereof to exercise any right or option hereunder shall not constitute a waiver of the right or the later exercise thereof.

The makers, guarantors and endorsers hereof severally waiver diligence, demand, presentment for payment and protest, and consent to the extension of time for payment of this note without notice.

Page E. Greer      Patricia R. Greer

          CONSULTATION AND NONCOMPETITION AGREEMENT


IN CONSIDERATION OF THE COVENANTS AND AGREEMENTS
HEREINAFTER CONTAINED, Security National Financial Corporation, a Utah corporation, Greer-Wilson Funeral Home, Inc., an Arizona corporation (hereinafter jointly referred to as the "Company") and Scott Wilson, an individual resident of the State of Arizona (hereinafter referred to as "Consultant or Wilson"), agree as follows:

                          RECITALS

The parties agree to the following Representations which are the agreed basis for this agreement.

A. Consultant has been an officer and director of Greer Wilson Funeral Home, Inc., and said company has been directly or indirectly involved in funerary arrangements, mortuary ownership and operation, pre-need sales and operation of pre-need companies, and other matters, directly or indirectly, related to the mortuary business.

B. Security National Financial Corporation, Inc., a Utah corporation has been involved in the same business as the Company in which Consultant was a key party.

C. Consultant has conveyed (or relinquished by failure to exercise rights or by direct conveyance back to the Company) all of his right, title and interest in and to the Company and related entities and/or properties (both real and personal) used by the Company or any related entities of the Company to the Company. These agreements formed part of the considerations for the conveyance or relinquishment of said rights and properties.

D. Security National Financial Corporation, in order to protect its investment in the acquired corporation, to assure itself of the availability of Consultant's expertise and knowledge of past operations, to encourage him to effect the sale of said corporations and assure itself that he would not undertake competitive operations coincidentally with the negotiation for the sale and purchase of the company, other than for Security National Financial Corporation, negotiated for this Consultation and Noncompetition Agreement.

1.  TERM
    ----
These Agreements shall continue in full force and effect for Seven (7) years.

2.  CONSULTATION
    ------------
      2.1 Consultant shall provide consulting in relation to the Company's businesses, activities and funerals. Such consultation time shall not exceed more than twenty (20) hours per month. If Consultant furnishes services in excess of twenty (20) hours per month, the excess shall be a credit against time due in any subsequent month.

      2.2  Proprietary Information and Intellectual Property.
           -------------------------------------------------
The Company shall be the owner of all products and proceeds of the Consultant's services, including all ideas, concepts, formats, suggestions, and other intellectual properties that Consultant may acquire, obtain or develop in connection with his consultation employment by the Company, and his present full time employment by the Company. Further, Consultant shall, upon reasonable request, execute all assignments, certificates or other instruments reasonably requested to evidence, establish or maintain or perfect any intellectual property or proprietary information.

3.  PAYMENT FOR CONSULTATION
    ------------------------
Payment for consultation shall commence on the 1st day of May, 1995, and continue monthly thereafter, at the rate of $492.86 per month for a period not to exceed seven years. An additional lump sum payment of $25,000 (twenty five thousand dollars) shall be made upon the signing of this agreement. If Consultant has not developed sufficient credits for past services and, refuses to perform under the minimum monthly consultation required under this Agreement, then the Company may withhold payment for the next month.

4.  COVENANT NOT TO COMPETE
    -----------------------
      4.1  Covenant.
           ---------
Consultant hereby agrees that he will not directly or indirectly compete (as defined in Section 4.2 below) with the Company during the term of this Agreement from the effective date hereof and for a period of two (2) years from the termination date of this Agreement, or two years from the termination of the full time Employment of Consultant with the Company or any other affiliated Company, whichever period is longer, in any geographic area in which the Company does nor has done business.

      4.2  Direct and Indirect Competition.
           --------------------------------
As used herein, the phrase "directly or indirectly compete" shall include owning, managing, operating, or controlling, or participating in the ownership, management, operation, or control of, or being connected with or having any interest in, as a stockholder, director, officer, employee, agent, consultant, assistant, advisor, sole proprietor, partner or otherwise
(whether Consultant is compensated or uncompensated or whether the nature of the relationship is formal or informal), any business (other than the Company's) which is the same as, or similar to, or competitive with any business conducted or to be conducted by the Company or any of the Company's subsidiaries, or inducing employees of the Company to leave the Company's employ, or soliciting or attempting to solicit the business of any past, present or potential customer of the Company; provided however, that this prohibition shall not apply to ownership of less than one percent (1%) of the voting stock in companies whose stock is traded on a national securities exchange or in the over-the-counter market.

      4.3  Enforceability.
           ---------------
If any of the provisions of this Section 4 is held unenforceable, the remaining provisions shall nevertheless remain enforceable, and the court making such determination shall modify, among other things, the scope, duration, or geographic area of this Section to preserve the enforceability hereof to the maximum extent then permitted by law.

5.  CONFIDENTIAL INFORMATION
    ------------------------
      5.1  Confidential Relationship.
           --------------------------
The Consultant recognizes that the Company now possesses or will posses information of a confidential or secret nature which has commercial value in the business in which the Company is engaged (hereinafter referred to as "Confidential
Information"). Confidential Information for this purpose includes but is not limited to trade secrets, processes, formulas, computer programs, data, know-how, inventions, improvements, techniques, marketing plans, product plans, strategies, forecasts, price lists, vendor lists, financial reports, information pertaining to production capacity, and customer lists, whether belonging to the Company or to any of its customers or suppliers. Consultant acknowledges that his employment with the Company creates a relationship of trust and confidence between him and the Company with respect to the Confidential Information that he may learn or develop during the period of this employment with the Company.

      5.2  Ownership and Assignment.
           -------------------------
The Consultant agrees that all Confidential Information is the sole property of the Company and its assigns. The Consultant will promptly disclose all Confidential Information to the Company upon request, and hereby assigns to the Company any rights which he may have or which he may acquire in any Confidential Information.

      5.3  Obligation Not to Disclose.
           ---------------------------
At all times, both while employed with the Company and after the termination of this Agreement, Consultant will keep in strict confidence all Confidential Information and agrees not to use or disclose any Confidential Information or anything relating to it in whole or in part, nor permit others to disclose or use it in any way, without the prior written consent of the Company, except as may be necessary in the ordinary course of performing duties as a consultant of the Company.

      5.4  Obligations Upon Termination of Employment.
           -------------------------------------------
Upon termination of Consultant's duties as a Consultant under
Section 2 or otherwise as an employee of the Company or of an affiliated company of Security National, the Consultant agrees to promptly deliver to the Company all materials, documents, data, equipment, and other physical property of any nature containing or pertaining to any Confidential Information, and further agrees that he will not take from the Company's premises any such material or equipment or any reproduction thereof.

6.  PAYMENTS FOR NONCOMPETITION
    ---------------------------
Payments for noncompetition and ancillary restraints commence on the 1st day of May, 1995, and continue monthly at the rate of $400.00 per month, for the full 84 consecutive months. An additional lump sum payment of $20,000 (twenty thousand dollars) shall be made upon the signing for this agreement.

7.  NOTICES AND PAYMENTS
    --------------------
All notices and payments shall be delivered to the following entities or persons at the following addresses, by placing the same in the United States mail, postage prepaid, and delivery shall be deemed complete three (3) days after posting. Notices delivered other than by mail shall be effective on the date of delivery.

      IF TO THE COMPANY:

            Security National Financial Corporation
            5300 South 360 West, Suite 310
            Salt Lake City, UT 84123
            Attn:  Scott M. Quist, First Vice
                   President and General Counsel

      With a copy to:

            Randall A. Mackey, Esq.
            Mackey Price & Williams
            900 First Interstate Plaza
            170 South Main Street
            Salt Lake City, UT 84101

      IF TO WILSON/CONSULTANT:




8.  MISCELLANEOUS
    -------------
      8.1  Assignment.
           -----------
This Agreement may be assigned (including any assignment by merger, consolidation, transfer of assets, operation of law or otherwise) by the Company and shall inure to the benefit of and be binding upon the successors and assigns of the Company, as applicable, provided, however, such assignment shall not expand the obligations of the Consultant hereunder. The duties of Consultant in relation to consultation and noncompetition are personal and therefore may not be assigned or delegated to any other party.

      8.2  Counterparts.
           -------------
This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

      8.3  Governing Law.
           --------------
This Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of this 16th day of March, 1995.

SECURITY NATIONAL FINANCIAL CORPORATION     GREER-WILSON FUNERAL HOME
a Utah corporation.                         an Arizona corporation



By:      Scott M. Quist                         By:  Scott M. Quist
         ---------------                             --------------
Title:   Vice President                      Title:  Vice President

Scott Wilson
an individual

                      PLEDGE AGREEMENT


PAGE E. GREER and PATRICIA R. GREER, husband and wife,
("Debtor") in consideration for the loan of Two Hundred
Thousand Dollars ($200,000.00) by Promissory Note of from
SECURITY NATIONAL FINANCIAL CORPORATION, a Utah corporation
("Secured Party") pursuant to that certain Stock Issuance
Agreement dated March 8, 1995, Debtor does hereby pledge to Secured Party, to be held in Trust by Gregory A. Robinson,
Esq. (hereinafter the "Escrow Agent"), located at 100 West
Clarendon, Suite 200, Phoenix, Arizona 85013, the following shares of Debtor, or any successor.

                         WITNESSETH:

WHEREAS, Share Certificate No. 1, representing 2,200 share of common stock (the "Stock") of the issued and outstanding shares of the no par value common stock of Greer-Wilson Funeral Home, Inc. (the "Corporation") together with all rights thereof, all additions therefor, except for cash dividends or cash distributions with respect to the Stock, as security for the payment of all indebtedness owed to Secured Party by Debtor for the loan, including but not limited to any promissory note (the "Promissory Note") given as evidence of said obligation. The pledged stock, Share Certificate No. 1, shall be held in trust by Escrow Agent until the Promissory Note has been paid in full according to the terms thereof.

NOW, THEREFORE, for good and valuable consideration had and received, the parties agree as follows:

      1.  Pledge.
          -------
Debtor hereby assigns and delivers to Escrow Agent, 2,200 common shares of the Corporation represented by Certificate No. 1, duly endorsed and transferred on the books of the Corporation. The Debtor grants to the Secured Party a Security interest in the above-named collateral to secure the performance and payment of all obligations and indebtedness of the Debtor to Secured Party however and whenever incurred.

      2.  Promissory Note.
          ----------------
The Debtor shall pay to the Secured Party the sum or sums evidenced by a promissory note duly executed to evidence the obligations and indebtedness incurred pursuant to this Agreement in accordance with the terms of said promissory note and this Agreement.

      3.  Representations.
          ----------------
The Debtor warrants and represents that there are no restrictions upon the transfer of any of the pledged shares other than may appear on the face of the certificates, and that the Debtor may transfer such shares without the consent of the other shareholders of the Corporation.

      4.  Voting Rights.
          --------------
Provided that the Debtor is not in default in the performance of any terms of this Agreement, he shall retain all voting rights of the pledged shares. Debtor has executed a proxy in favor of the Secured Party to be held by Escrow Agent during the pendency of this Agreement, which may only be used by Secured Party in the event of a default during such period.

      5.  Dividends.
          -----------
All amounts received by the Debtor as dividends on pledged shares shall be applied towards the payment of the principal and interest on the loan.

      6.  Payments.
          ---------
Upon payment of all principal and interest of the loan and Escrow Agent's receipt from Secured Party of notice of such payment, Escrow Agent shall deliver to Debtor a certificate for the total amount of shares of stock of the Corporation. If Secured Party refuses to deliver notice of payment, Debtor may show proof of payment of the contract price together with any adjustments or offsets and Escrow Agent shall deliver the endorsed certificate to Debtor.

      7.  Default.
          --------
Debtor shall be in default under this Agreement upon wrongful failure by it to either perform or render payment as set forth in the promissory note between Debtor and Secured Party, of even date herewith, this Agreement or the principal or interest of the loan. Further, Debtor shall be in default under this Agreement.

           A. Upon dissolution, termination of existence, insolvency, business failure, appointment of receiver of any part of the property of Debtor, assignment for the benefit of creditors, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against Debtor:

           B. If Debtor, during the term of the escrow hereunder, sells, assigns, transfers, pledges or otherwise disposes of the shares acquired herein without the prior written consent of Secured Party first had and obtained, which consent shall not be unreasonably withheld.

      8.  Remedies on Default.
          --------------------
Secured Party agrees to give reasonable notice to Debtor of acceleration, assignment of promissory note, sale, disposition, or other intended action hereunder or in connection herewith.
Any such notice shall constitute a reasonable notice to Debtor if such notice is mailed to Debtor by certified mail, postage prepaid, at least thirty (30) days prior to the date of such action at the address to which notices hereunder shall be given to Debtor. Notice given by mail as set out above shall be deemed delivered at the time and on the date the same is mailed. All rights and remedies of Secured Party hereunder are cumulative.
No modification, rescission, waiver or release, or amendment of any provision of this Agreement shall be made except by a written agreement subscribed by Debtor and Secured Party.
This Agreement and the transaction evidenced hereby shall be construed under the laws of the State of Arizona. Time is of the essence hereof. The entire indebtedness secured hereby shall, at the option of Secured Party, become immediately due and payable after giving notice as hereinafter provided, and, upon the happening of any event of default, Secured Party's rights and remedies with respect to the Stock shall be those of a secured party under the Arizona Uniform Commercial Code and under any other applicable law as the same may from time to be in effect, in addition to those rights granted herein and in any other agreement now or hereafter in effect between Debtor and Secured Party respecting the subject matter hereof. The provisions hereof shall apply to any property which may be given as additional security. Debtor agrees to pay all reasonable costs and expenses incurred by Secured Party in enforcing this Agreement and in realizing upon the Stock, including reasonable attorneys' fees.

9.  Waiver.
    -------
No provision of this Agreement shall be deemed to be waived by Secured Party unless such waiver is in writing and signed by Secured Party. All of the terms and provisions hereof apply to and bind the heirs, personal representatives, successors, and assigns of the respective parties hereto.

10.  Notices.
     --------
All notices required or permitted to be given pursuant to this Agreement shall be personally delivered or sent by United States certified mail, postage prepaid, return receipt requested, addressed to the parties at the following addresses or at such other addresses as either party may advise the other from time to time in writing:

DEBTOR:            PAGE E. GREER & PATRICIA R. GREER
                   APDO 321
                   SAN CARLOS, SONORA MEXICO 85506

SECURED PARTY:     Security National Financial Corporation
                   5300 South 360 West, Suite 310
                   Salt Lake City, Utah 84123

      11.  Termination of Agreement.
           -------------------------
This Agreement shall terminate upon the full payment of the loan.

      DATED this 8th day of March, 1995, at Phoenix, Arizona.

"DEBTOR"           "SECURED PARTY"

                   SECURITY NATIONAL FINANCIAL
                   CORPORATION, a Utah corporation


Page E. Greer      By:  Scott M. Quist
                   Its:  First Vice President

Patricia R. Greer

                      OPTION AGREEMENT


THIS AGREEMENT (hereinafter "Option") is made and entered into this 8th day of March, 1995, by and among PAGE E. GREER and PATRICIA R. GREER, husband and wife (hereinafter "Greer"), SECURITY NATIONAL FINANCIAL CORPORATION, a Utah corporation (hereinafter "SNFC"), and GREER-WILSON FUNERAL HOME, INC., an Arizona corporation (hereinafter the "Company").

                         WITNESSETH

WHEREAS, the Company is authorized to issue 100,000 shares of common stock, no par value, and there are currently
100,000 shares of common stock issued and outstanding on the books of the Company with SNFC holding 97,800 shares and Greer holding 2,200 shares;

WHEREAS, Greer has borrowed Two Hundred Thousand Dollars ($200,000.00) from SNFC evidenced by a promissory note of even date herewith (hereinafter the "Note"), which is due and payable ten (10) years from the date hereof and secured by a pledge of Greer's 2,200 shares of stock in the Company.

WHEREAS, upon payment i full of the obligation of Greer to Company, SNFC desires to become the sole shareholder of the Company;

WHEREAS, SNFC desires to obtain an exclusive option to purchase the 2.2% stock ownership of Greer in the Company on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises set forth herein, the parties agree as follows:

      1.  Option to Purchase Stock.
          -------------------------
Greer grants to SNFC an Option to purchase 2,200 shares of common stock in Company upon the expiration of ten (10) years from the date hereof or upon payment in full of the Note to Company within six (6) months of the occurrence of such triggering event. This Option shall be exercised by the delivery, prior to expiration of the Option period, of a formal written statement exercising the Option granted herein.

      2.  Expiration of Option.
          ---------------------
At the end of ten and one-half (10 1/2) years from commencement of this Option, the Option will expire if not exercised prior thereto by SNFC.

      3.  Purchase Price.
          ---------------
The purchase price on the Stock during the period of this Option shall be One Thousand Dollars ($1,000.00) and shall be payable in cash.

      4.  Modification.
          -------------
This Option agreement constitutes the entire understanding of the parties with respect to the subject matter hereof. No representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein will have any force or effect. All prior agreements are hereby deemed cancelled and void, and no amendment or modification hereof shall be effective unless in writing and signed by the parties hereto.

      5.  Partial Invalidity.
          -------------------
If any provision of this Option is declared invalid or unenforceable, such provision shall be deemed severed from this Option and all remaining provisions shall nevertheless continue in full force and effect.

      6.  Assignment.
          -----------
This exclusive Option is being granted SNFC and may not be transferred or assigned to any otherperson without the express prior written consent of Greer.

      7.  Titles and Heading.
          -------------------
The titles and headings in this Option are for convenience only and shall in no way affect, limit or control the meaning or application of any paragraph, article or sections hereof.

      8.  Notices.
          --------
All notices required or permitted to be given pursuant to this Option shall be personally delivered or sent by United States certified mail, postage prepaid, return delivery requested, addressed to the parties at the following addresses or at such other addresses as either party may advise the other from time to time in writing:

SECURITY NATIONAL FINANCIAL                     PAGE E. GREER
CORPORATION, a Utah corporation.                AND PATRICIA R. GREER
a Utah corporation                              APDO 321
5300 South 360 West, Suite 310                  San Carlos, Sonora
Salt Lake City, Utah 84123                      MEXICO 85506
Attn: Scott M. Quist

                                                with a copy to:

with a copy to:                                 Gregory A. Robinson
                                                Farley Robinson & Larsen
Randall A. Mackey, Esq.                         100 West Clarendon, Suite 200
Mackey Price & Williams                         Phoenix, Arizona 85013
170 South Main Street, Suite 900
Salt Lake City, Utah 84101

      9.  Controlling Law.
          -----------------
This Option is entered into pursuant to and shall be construed in accordance with the laws of the State of Arizona.

      10.  Binding Effect.
           ----------------
Time is of the essence in this Option. This Option shall be binding upon and inure to the benefit of SNFC, the Company and Greer and their respective heirs, executors, administrators, successors, legal representatives and assigns.

      12.  Survival of Warranties.
           -----------------------
All of the representations, warranties, covenants and agreements contained in this Option, and in any documents, certificates or other instruments delivered by or on behalf of either party, pursuant to or in connection with the transaction contemplated herein, are true now, will be true at the time of exercise of the Option and will survive the closing date regardless of any investigation made by or on behalf of either party. Each party shall indemnify and hold the other harmless of and from any damage or expense arising from any breach of covenants, warranties or representations herein.

      13.  Additional Documents.
           ---------------------
Each of the parties hereto agrees to execute, acknowledge and deliver any and all other documents or instruments which may be required or necessary to effectuate the transactions contemplated by this Option Agreement.

      14.  Attorney's Fees.
           ----------------
If any proceeding or action brought to recover any amount due under this Option, or for or on account of any breach of or to enforce or interpret any of the terms, covenants or conditions of this Option, the prevailing party shall be entitled to its costs and a reasonable attorney's fees as shall be determined by the court in such suit or action and made a part of any judgment rendered.

IN WITNESS WHEREOF, the undersigned have set their hands as of the day and year first above written.

                   SECURITY NATIONAL FINANCIAL
                   CORPORATION, a Utah corporation.

Page E. Greer      Scott M. Quist
                   Its: First Vice President

PATRICIA R. GREER  GREER-WILSON FUNERAL HOME, INC.
                   an Arizona corporation

                   Page E. Greer
                   Its:  President

STATE OF ARIZONA   )
                   )  ss
County of Maricopa )

SUBSCRIBED, SWORN TO AND ACKNOWLEDGED BEFORE ME the undersigned notary public this 8th day of March, 1995, by Page
E. Greer in his capacity as president for Greer-Wilson Funeral
Home, Inc., an Arizona corporation, who acknowledged that he signed same for the purpose therein contained.

                   Betsy Malidse
                   Notary Public

My Commission Expires:

Expires April 21, 1995


STATE OF ARIZONA   )
                   )  ss
County of Maricopa )

SUBSCRIBED, SWORN TO AND ACKNOWLEDGED BEFORE ME the undersigned notary public this 8th day of March, 1995, by Page
E. Greer and Patricia R. Greer, who acknowledged that they signed same for the purposes therein contained.


                   Betsy Malidse
                   Notary Public

My Commission Expires:
Expires April 21, 1995

STATE OF ARIZONA   )
                   )  ss
County of Maricopa )


SUBSCRIBED, SWORN TO AND ACKNOWLEDGED BEFORE ME the undersigned notary public this 8th day of March, 1995, by Scott M. Quist, First Vice President of Security National
Financial Corporation, a Utah corporation, who acknowledged that he signed same for the purposes therein contained.


                   Betsy Malidse
                   Notary Public

My Commission Expires:
Expires April 21, 1995

                          GUARANTY


The undersigned, SECURITY NATIONAL FINANCIAL CORPORATION, a Utah corporation, does absolutely and unconditionally, guarantee to PAGE E. GREER and PATRICIA R. GREER, husband and wife (hereinafter "Consultant") and any assignee of Consultant, the full payment of that certain Consultation and Noncompetition Agreement dated March 8, 1995 executed by GREER-WILSON FUNERAL HOME, INC., an Arizona corporation, (hereinafter the "Company") in favor of Consultant and guarantees performance of all obligations of the Company to Consultant as contained in the Consultation and Noncompetition Agreement of even date herewith.

The undersigned agrees that this Guaranty shall be continuing and absolute and shall not be affected or impaired by any modification, extension of time for payment or performance of, forbearance, exchange or discharge of any indebtedness herein guaranteed or any collateral therefor, and the ability of the undersigned hereunder is direct and unconditional and may be enforced without first requiring Consultant to proceed against the Company, any other guarantor, or any collateral, and shall continue in full force and effect until all indebtedness herein guaranteed shall have been fully paid and satisfied.

If the Company should become insolvent or make an assignment for the benefit of creditors or if a petition in bankruptcy or any insolvency or reorganization proceedings should then be commenced by or against the Company, then, at the option of Consultant, all obligations of the undersigned shall immediately become due and payable without notice or demand.

The undersigned hereby waives notice of acceptance hereof, presentment for payment, demand, protest, notice of dishonor, default or nonpayment, and all other notices to which the undersigned might otherwise be entitled.

The undersigned agrees to pay all expenses incurred by Consultant in connection with the enforcement of its rights under this Guaranty, including court costs, collection charges and reasonable attorney's fees.

This Guaranty shall be binding upon the respective representatives, successors and assigns of the undersigned and shall inure to the benefit of Consultant, their successors and assigns.

IN WITNESS WHEREOF, the undersigned has set his hand to this Guaranty this 8th day of March, 1995.


                   SECURITY NATIONAL FINANCIAL CORPORATION
                   a Utah corporation,



                   By: Scott M. Quist
                   Its:  First Vice President

STATE OF ARIZONA   )
                   )ss:
County of Maricopa )

On March 8, 1995, before me the undersigned notary public, personally appeared Scott M. Quist, First Vice-President of Security National Financial Corporation, who acknowledged to me that he executed the above guaranty of payment for the purposes therein contained.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                   Betsy Malidsi
                   Notary Public

My Commission Expires:
April 20, 1995

                   IRREVOCABLE STOCK PROXY



THE UNDERSIGNED, stockholders of Greer-Wilson Funeral
Home, Inc., an Arizona corporation (the "Corporation"), holding 2,200 shares of Corporation evidenced by Stock Certificate No. 1, hereby make, constitute, and appoint SECURITY NATIONAL FINANCIAL CORPORATION, a Utah corporation, with full power of substitution, the true and lawful attorney and proxy of the undersigned for and in their name, place, and stead, to attend all meetings of the shareholders of Corporation, and to vote any and all shares of the stock of the Corporation standing in their name, at any and all meetings of the shareholders or any adjournment thereof. And the undersigned further affirms that this proxy is given in connection with the loan by Security National Financial Corporation to the undersigned of even date herewith and that this proxy is coupled with an interest and is irrevocable, and that the undersigned hereby ratifies and confirms all that the said proxy may lawfully do or cause to be done by virtue of the above.

IN WITNESS WHEREOF, the undersigned has executed this proxy irrevocably this 8th day of March, 1995.



                   Page E. Greer


                   Patricia R. Greer by Page E. Greer
                   as her attorney-in-fact